Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Ruby Newco LLC on Form 10-K for the year ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, the undersigned officers of Ruby Newco LLC, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Ruby Newco LLC.

March 20, 2008	By:	/s/ K. RUPERT MURDOCH
K. Rupert Murdoch
Chairman and Chief Executive Officer

	By:	/s/ DAVID F. DEVOE
David F. DeVoe
Senior Executive Vice President and Chief Financial Officer